UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) APRIL 4, 2005

                            GALAXY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

           COLORADO                    0-32237                98-0347827
(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number)         Identification No.)

              1331 - 17TH STREET, SUITE 730, DENVER, COLORADO 80202
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 293-2300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

On April 4, 2005, Galaxy Energy Corporation ("Galaxy") and Promethean Capital Group LLC agreed in principle, subject to completion and execution of definitive documentation, to terms of a senior secured convertible note financing in the aggregate principal amount of $10,000,000. Proceeds of the financing would be used for the development of Galaxy's existing oil and gas properties.

The notes would be secured by a security interest in all of the assets of Galaxy and the domestic properties of its subsidiaries. Such security interest would rank equally with that of the senior secured convertible notes issued by Galaxy on August 19, 2004 and October 27, 2004 (the "2004 Notes"). The investors of the proposed financing are the holders of 100% of the 2004 Notes. The notes would be senior to the convertible note financing completed in March 2005 (the "March 2005 Notes"). The notes and related documents would have terms substantially similar to the 2004 Notes and related documentation, and would also include the following terms:
     o Interest at the prime rate plus 7.25% per annum, adjusted and payable quarterly;
     o Term of five years, but holders would have the right to have the notes repaid at any time after three years and also in March 2007 if any of the March 2005 Notes are then outstanding, unless certain circumstances exist;
     o Repurchasable by Galaxy at any time after the effectiveness of a registration statement covering the resale of shares issuable as payment for the notes at 110% of par during year one, 107% of par during year two, and 105% of par during year three, with warrants to be issued to the holders if repurchase occurs prior to the third anniversary;
     o Convertible at any time by the holders into shares of Galaxy common stock at a price equal to $1.88; and
     o Anti-dilution protections not to be applicable to fixed price equity or equity-linked securities issued by Galaxy at an effective net issuance price of no less than $1.55 per share prior to January 1, 2006 for cumulative gross proceeds not exceeding $20,000,000 (an "Exempted Issuance").

Concurrent with an Exempted Issuance, Galaxy would issue to the holders three-year warrants exercisable at $1.88 per share. The 2004 Notes and accompanying warrants, and the March 2005 Notes and accompanying warrants would be amended to reflect the same exclusion from the anti-dilution provisions described above.

The holders have taken the position that Galaxy's issuance of the March 2005 Notes triggered anti-dilution provisions in the 2004 Notes and related warrants. While Galaxy did not agree with this position, the parties agreed to include a waiver of any anti-dilution adjustment resulting from the issuance of the March 2005 Notes and related warrants as part of the terms of the new financing.

In addition, the holders would receive a perpetual overriding royalty interest in the company's domestic acreage averaging from 1% to 3%, depending upon the nature and location of the property, a right of first refusal with respect to future debt and/or equity financings, and a right to par-ticipate in any farm-out financing transactions that do not have operating obligations by the financing party as a material component.

Galaxy would agree to file a registration statement with the Securities and Exchange Commission in order to register the resale of the shares issuable upon conversion of the notes and the shares issuable upon exercise of any warrants that may be issued to the holders.

Galaxy has agreed that it would not redeem the 2004 Notes for six months following the closing of this new financing. If redemption were to occur after six months but prior to one year from the closing of the new financing, Galaxy would pay to the holders of the 2004 Notes an amount equal to the interest that would have accrued on such notes had they been outstanding, from the date of redemption to the first anniversary of the closing of the new financing.

This summary description of the financing does not purport to be complete and is qualified in its entirety by reference to the Term Sheet dated April 4, 2005, which is filed as an Exhibit hereto.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

REGULATION
S-K NUMBER                     DOCUMENT

   99.1          Term Sheet dated April 4, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GALAXY ENERGY CORPORATION


April 4, 2005                       By: /s/ MARC E. BRUNER
                                       -----------------------------------------
                                         Marc E. Bruner, President

                                  Exhibit 99.1
                         Term Sheet dated April 4, 2005

                        SENIOR SECURED CONVERTIBLE NOTES
                               TERM SHEET (4/4/05)




ISSUER:                             Galaxy Energy Corporation (the "Company").

SECURITIES:                         Senior   Secured  Convertible   Notes   (the
                                    "Notes").

ISSUANCE AMOUNT:                    $10,000,000 USD.

USE OF PROCEEDS:                    Drilling and production of the Company's and
                                    its subsidiaries' hydrocarbon properties on which the Investor has an overriding royalty interest.

RANK: Investors would have a first perfected security interest on all tangible and intangible assets now owned, and hereafter created or acquired by the Company and its subsidiaries, including but not limited to all accounts, notes, and contracts receivable, inventory, machinery and equipment, land lease, mineral and drilling rights, land and buildings and general intangibles, which security interest will rank pari passu with that of the senior secured convertible notes issued by the Company on August 19, 2004 and October 27, 2004 (the "2004 Notes"). The Investors would also have a first perfected pledge of 100% of the stock of all domestic subsidiaries (existing & future, direct and indirect) and 100% of the stock of other significant foreign subsidiaries and affiliates (subject to Section 956 of the Internal Revenue
                                    Code),  which  pledge  will rank pari  passu
                                    with that of the 2004 Notes. The holders of the Company's convertible notes issued on March 1, 2005 (the "March 2005 Notes") will sign a subordination agreement in a form acceptable to the Investors.

INTEREST:                           Prime Rate + 725 bps per annum, adjusted and
                                    payable   quarterly,   in  either   cash  or
                                    registered common stock, at the option of the Company. If the Company elects, subject to the satisfaction of certain liquidity conditions, to pay Interest in shares of its common stock, then the shares will be issued at a price equal to 93% of the then current market price of the common stock.

TERM: 5 years. At the end of the Term, the Company will repay the Notes in cash at 100% of par plus accrued but unpaid interest.

INVESTOR PUT OPTION:                At any time after the three year anniversary
                                    of the issuance of the Notes,  each Investor
                                    will have the right to require  the  Company
                                    to  repay  its  Notes in cash at 100% of par
                                    plus   accrued  but  unpaid   interest.   In
                                    addition,  if any of the  March  2005  Notes
                                    remain  outstanding  on their maturity date,
                                    then the  Investors  will  have the right to
                                    require the  Company to repay the Notes,  on
                                    the day  prior to the  maturity  date of the
                                    March  2005  Notes,  in  cash at 100% of par
                                    plus  accrued but unpaid  interest,  unless:
                                    (i) the  Company  previously  has made  firm
                                    arrangements  for the March 2005 Notes to be
                                    refinanced   with   permitted   subordinated
                                    indebtedness  (substantially  similar to the
                                    definition  in the  2004  Notes),  (ii)  the
                                    Company    previously    has    made    firm
                                    arrangements for the March 2005 Notes to be repaid in shares of common stock, or (iii) the VWAP of the common stock on each of the 20 trading days immediately preceding the maturity date of the March 2005 Notes is at least 150% of the conversion price of the March 2005 Notes.

COMPANY CALL OPTION:                At  any time after a Registration  Statement
                                    is declared  effective and remains available
                                    for the resale of the shares of common stock
                                    underlying   the  Notes,   the  Company  may
                                    repurchase  the  Notes  upon 15  days  prior
                                    written notice by (i) payment in cash of the
                                    Call  Repurchase  Price (defined  below) and
                                    (ii) in connection with any repurchase prior
                                    to the 3rd  anniversary of the Closing,  the
                                    issuance   to  the   Investor   of  warrants
                                    ("Repurchase Warrants") for a number of shares of common stock equal to the number of shares the Notes are convertible into immediately prior to the repurchase. The
                                    Repurchase Warrants would be in the same form as the warrants issued in connection with the 2004 Notes (the "2004 Warrants"), except that they would expire on the 3rd anniversary of the Closing and would be exercisable at $1.88 per share, subject to the same anti-dilution protections as in the 2004 Warrants. The Call Repurchase Price is as follows:

                                    During Year 1             110% of par plus accrued
                                    During Year 2             107% of par plus accrued
                                    During Year 3, 4 and 5    105% of par plus accrued

INVESTOR CONVERSION PRICE:          Each Investor  may  elect  at  any  time  to
                                    convert   its  Notes  into   shares  of  the
                                    Company's common stock at a price equal to $1.88, subject to the same anti-dilution protection provided in the 2004 Notes.

WAIVER OF ANTI-DILUTION ADJUSTMENT: The Investors,  as  holders  of  100% of the
                                    2004   Notes,   will   agree  to  waive  any
                                    anti-dilution  adjustment  to the 2004 Notes
                                    and the 2004  Warrants  as a  result  of the
                                    Company's  issuance  of March 2005 Notes and
                                    the  related   warrants   (the  "March  2005
                                    Warrants"),  provided  the March  2005 Notes
                                    and the March 2005  Warrants are not amended
                                    or  modified   after   March  1,  2005.   In
                                    addition,  the 2004 Notes and 2004  Warrants
                                    will be amended to  provide,  and the Notes,
                                    the  Exempted   Issuance  Warrants  and  the
                                    Repurchase  Warrants will provide,  that the
                                    anti-dilution  protections contained therein
                                    will  not  apply to fixed  price  equity  or
                                    equity-linked   securities   issued  by  the
                                    Company  in one or more  issuances  prior to
                                    January   1,  2006  for   cumulative   gross
                                    proceeds  not  exceeding   $20,000,000  (the
                                    proceeds of which are used for  drilling and
                                    production   of  the   Company's   and   its
                                    subsidiaries'   hydrocarbon   properties  on
                                    which the Investor has an overriding royalty
                                    interest),  in each case at an effective net
                                    issuance  price  per  share  (as  determined
                                    under the anti-dilution provisions) of $1.55
                                    (each an  "Exempted  Issuance").  Concurrent
                                    with each Exempted Issuance the Company will
                                    issue to the Investors  warrants  ("Exempted
                                    Issuance Warrants") (i) with a term equal to
                                    3 years,  (ii) an  exercise  price  equal to
                                    $1.88,  subject  to the  same  anti-dilution
                                    protections  as those  in the 2004  Warrants
                                    and  (iii)  originally   exercisable  for  a
                                    number of shares of common  stock  such that
                                    the  aggregate  BLACK-SCHOLES  value of such
                                    Exempted   Issuance   Warrants   equals  the
                                    product  of  (a)  the  average  VWAP  of the
                                    common   stock  for  the  5   trading   days
                                    preceding such Exempted Issuance, multiplied
                                    by (b) the  difference  of (I) the number of
                                    shares  of  common   stock   issuable   upon
                                    conversion  of the Notes and the 2004  Notes
                                    then  outstanding  and upon  exercise of any
                                    Repurchase  Warrants  then  outstanding  (in
                                    each case without regard to any  limitations
                                    on  conversion  or exercise  thereof) at the
                                    conversion   prices  and   exercise   price,
                                    respectively,  that  would be in effect  had
                                    the  anti-dilution  protections  applied  to
                                    such  Exempted  Issuance,   minus  (II)  the
                                    number of shares  of common  stock  issuable
                                    upon  conversion  of the  Notes and the 2004
                                    Notes then  outstanding and upon exercise of
                                    any Repurchase Warrants then outstanding (in
                                    each case without regard to any  limitations
                                    on  conversion  or exercise  thereof) at the
                                    conversion   prices  and   exercise   price,
                                    respectively,  then  in  effect  immediately
                                    prior to such Exempted  Issuance.  The March
                                    2005 Notes and the March 2005  Warrants will
                                    be  required  to  have  the  same  exception
                                    described  in  the   immediately   preceding
                                    sentence.

OVERRIDING ROYALTY INTEREST:        The  Investors  will  receive   a  perpetual
                                    overriding  royalty  interest  equal  to  an
                                    aggregate  of  (i)  3%  of  all  hydrocarbon
                                    production  from all  domestic,  undeveloped
                                    property  interests (other than those in the
                                    Piceance  Basin) held by the Company and its
                                    subsidiaries,     and    all     replacement
                                    properties,  as of the  Closing,  (ii) 1% of
                                    all hydrocarbon production from all property
                                    interests in the Piceance  Basin held by the
                                    Company  and  its   subsidiaries,   and  all
                                    replacement  properties,  as of the Closing,
                                    and (iii) 1% of all  hydrocarbon  production
                                    from  all   domestic,   developed   property
                                    interests   held  by  the  Company  and  its
                                    subsidiaries,     and    all     replacement
                                    properties, as of the Closing.

ACCELERATION OF 2004 NOTES
DURING FIRST YEAR AFTER CLOSING:    For  6  months  following  the  closing, the
                                    Company will be prohibited from accelerating
                                    the   payment  of  the  2004   Notes.   This
                                    prohibition  will not effect  the  Company's
                                    obligation   to  repay  the  2004  Notes  in
                                    accordance   with   the   amortization   and
                                    mandatory repayment terms of the 2004 Notes.
                                    If in accordance  with the terms of the 2004
                                    Notes,  the  Company  accelerates  the  2004
                                    Notes during the period from the 7th month through the 12 month following the Closing of the Notes, then in addition to the consideration required by the 2004 Notes the Company will pay to the holders of the 2004
                                    Notes which have been accelerated an amount in cash equal to the amount of interest which would have accrued on such 2004 Notes had they been outstanding from the date of acceleration to the first anniversary of the Closing of the Notes.

REGISTRATION:                       The  Company   would   obtain  an  effective
                                    Registration  Statement  covering the resale
                                    of the shares of common stock underlying the
                                    Notes within 120 calendar days from Closing.
                                    The  Company   would   obtain  an  effective
                                    Registration Statement covering the resale of the shares of common stock underlying any Repurchase Warrants and Exempted Issuance
                                    Warrants within 120 calendar days of the issuance of such warrants.

RIGHT OF FIRST REFUSAL:             During the period  beginning at the  Closing
                                    and  ending  on  the   earlier  of  the  5th
                                    anniversary of the Closing and 3 years after
                                    no Notes or 2004 Notes  remain  outstanding,
                                    the   Investors   will  have  the  right  to
                                    purchase  up to  100%  of  all  debt  and/or
                                    equity financings offered by the Company and
                                    the right to  participate at a 100% level in
                                    any  farm-out   financing   transactions  or
                                    similar   transactions  which  do  not  have
                                    operating obligations by the financing party as a material component.

CLOSING, FUNDING,
FEES & EXPENSES:                    The Closing and funding will occur  upon the
                                    mutual    execution   of   the    investment
                                    agreements.  The investment agreements would
                                    contain covenants and protections  customary
                                    for an investment of this nature,  including
                                    covenants to confirm the Company operates in
                                    the  normal  course of its  business,  which
                                    covenants    and    protections    will   be
                                    substantially  similar  to those of the 2004
                                    Notes and the related  documents,  except as
                                    otherwise  provided in this term  sheet.  At
                                    the Closing,  the Company will reimburse the
                                    Investor  for its  legal  and due  diligence
                                    expenses    related   to   the   transaction
                                    described in this term sheet.